UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2019

Date of Report (Date of earliest event reported)

 FUNKO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38274	35-2593276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2802 Wetmore Avenue

Everett, Washington 98201

(Address of Principal Executive Offices) (Zip Code)

(425) 783-3616

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FNKO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01. Other Events.

As previously disclosed, during the three months ended June 30, 2019, Funko, Inc. (the “Company”) identified that its subsidiary, Loungefly, LLC, which was acquired on June 28, 2017, had underpaid certain duties owed to U.S. Customs and Border Protection, resulting in certain errors to the Company’s previously-issued consolidated financial statements.  While the Company concluded that the errors identified were immaterial individually and in the aggregate to such financial statements, the Company further concluded that correcting the errors cumulatively would have been material to its consolidated statement of operations for the three and six months ended June 30, 2019.

Accordingly, the Company elected to revise prior period amounts to reflect the correction of these and other previously identified immaterial errors, which revisions (for prior quarterly periods) were disclosed in the unaudited condensed consolidated financial statements included in Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2019.  In addition, the Company has elected to revise its annual financial statements and schedules included in its Annual Report on Form 10-K for the year ended December 31, 2018 to reflect the corrections relating to the periods disclosed therein. Such revised annual financial statements are being filed as Exhibit 99.1 hereto.  The Company has also elected to revise its quarterly financial statements included in the Quarterly Report on Form 10-Q for the three months ended March 31, 2019 to reflect the corrections relating to the periods disclosed therein.  Such revised quarterly financial statements are being filed as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits:

23.1	Consent of Ernst & Young LLP
99.1	Revised 2018 Annual Report Sections
Part II – Item 8. Financial Statements
99.2	Revised Q1 2019 Quarterly Report Sections
Part I – Item 1. Financial Statements
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Definition Linkbase Document
101.LAB	XBRL Taxonomy Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2019FUNKO, INC.

By:	/s/ Jennifer Fall Jung
Jennifer Fall Jung
Chief Financial Officer (Principal Financial Officer)